Investment in Term Loans	12 Months Ended
Dec. 31, 2016
Investments, Debt and Equity Securities [Abstract]
Investment in Term Loans
Investment in Term Loans
In July 2010, the Company invested in two term loans for a total cost of $115.6 million (or the Loans) which were scheduled to mature in July 2013. The Loans were secured by first priority mortgages registered on two 2010-built Very Large Crude Carriers (or VLCCs). The Loans had an annual interest rate of 9% per annum and included a repayment premium feature that was to provide a total investment yield of approximately 10% per annum.

The borrowers under the Loans had been in default on their interest payment obligations since the first quarter of 2013, and subsequently, in default of the repayment of the loan principal from the loan maturity date in July 2013. On March 21, 2014, the Company took ownership of the VLCCs and the Loans were concurrently discharged. The VLCCs had an estimated fair value of $144.0 million on that date, which approximated all amounts owing under the Loans, including $9.1 million of accrued interest. The transfer of ownership of the VLCCs and concurrent discharging of the Loans was treated as a non-cash transaction in the Company’s 2014 consolidated statement of cash flows.

In May 2014, the Company sold the two wholly-owned subsidiaries, each of which owned one VLCC, to TIL (see note 21).